UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2016

Central Index Key Number of the issuing entity: 0001681906
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association

Central Index Key Number of the sponsor: 0001682532
Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001548567
CIBC Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-04	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:	(212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On or about September 29, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-C30(the “Certificates”), are expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of September 1, 2016 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about September 29, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be forty-eight (48) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on fifty-eight (58) commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated September 26, 2016, between the Registrant and MSMCH, certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated September 26, 2016, between the Registrant and BANA, certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Funding III LLC (“SMF III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated September 26, 2016, between the Registrant, SMF III and Starwood Mortgage Capital LLC, and certain of the Mortgage Loans are expected to be acquired by the Registrant from CIBC Inc. (“CIBC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated September 26, 2016, between the Registrant and CIBC.

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The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., Citigroup Global Markets Inc. and Drexel Hamilton, LLC (collectively, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of September 26, 2016, between the Registrant, MSMCH and the Underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Drexel Hamilton, LLC (collectively, the “Initial Purchasers”) pursuant to the Certificate Purchase Agreement, dated as of September 26, 2016, between the Registrant, MSMCH and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated September 27, 2016 (the “Prospectus”), as filed with the Securities and Exchange Commission. In connection with the Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated September 27, 2016.

In addition, the mortgage loans secured by the mortgaged properties identified as “Briarwood Mall,” “Coconut Point,” “Flagler Corporate Center,” “Columbia Center” and “West LA Office - 1950 Sawtelle Boulevard” on Exhibit B to the Pooling and Servicing Agreement are each an asset of the Issuing Entity and are each part of a serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes that are not an asset of the Issuing Entity (the “Briarwood Mall Whole Loan,” the “Coconut Point Whole Loan,” the “Flagler Corporate Center Whole Loan,” the “Columbia Center Whole Loan” and the “West LA Office - 1950 Sawtelle Boulevard Whole Loan,” respectively). The initial holders of the promissory notes evidencing the Briarwood Mall Whole Loan have entered into an intercreditor agreement, dated as of August 15, 2016 and attached hereto as Exhibit 99.5, that sets forth the respective rights of each such noteholder with respect to the Briarwood Mall Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Coconut Point Whole Loan have entered into an intercreditor agreement, dated as of September 7, 2016 and attached hereto as Exhibit 99.6, that sets forth the respective rights of each such noteholder with respect to the Coconut Point Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Flagler Corporate Center Whole Loan have entered into an intercreditor agreement, dated as of August 17, 2016 and attached hereto as Exhibit 99.7, that sets forth the respective rights of each such noteholder with respect to the Flagler Corporate Center Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Columbia Center Whole Loan have entered into an intercreditor agreement, dated as of August 17, 2016 and attached hereto as Exhibit 99.8, that sets forth the respective rights of each such noteholder with respect to the Columbia Center Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the West LA Office - 1950 Sawtelle Boulevard Whole Loan have entered into an intercreditor agreement, dated as of September 7, 2016 and attached hereto as Exhibit 99.9, that sets forth the respective rights of each such noteholder with respect to the West LA Office - 1950 Sawtelle Boulevard Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” Such serviced whole loans will each be serviced pursuant to the Pooling and Servicing Agreement; provided, that with respect to each of the Coconut Point Whole Loan and the Columbia Center Whole Loan, upon the securitization of the related controlling pari passu companion loan, such whole loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization, as described in the Prospectus under “Pooling and

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Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Servicing Shift Mortgage Loans.”

The mortgage loans secured by the mortgaged properties identified as “Vertex Pharmaceuticals HQ,” “Easton Town Center,” “Simon Premium Outlets,” “The Shops at Crystals” and “International Square” on Exhibit B to the Pooling and Servicing Agreement (the “Vertex Pharmaceuticals HQ Mortgage Loan,” the “Easton Town Center Mortgage Loan,” the “Simon Premium Outlets Mortgage Loan,” “The Shops at Crystals Mortgage Loan” and the “International Square Mortgage Loan,” respectively) are each an asset of the Issuing Entity and are each part of a non-serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes (and, in the case of each of the Easton Town Center Mortgage Loan, The Shops at Crystals Mortgage Loan and the International Square Mortgage Loan, one or more subordinate promissory notes) that are not an asset of the Issuing Entity (the “Vertex Pharmaceuticals HQ Whole Loan,” the “Easton Town Center Whole Loan,” the “Simon Premium Outlets Whole Loan,” “The Shops at Crystals Whole Loan” and the “International Square Whole Loan,” respectively). The initial holders of the promissory notes evidencing the Vertex Pharmaceuticals HQ Whole Loan have entered into an intercreditor agreement, dated as of July 15, 2016 and attached hereto as Exhibit 99.10, that sets forth the respective rights of each such noteholder with respect to the Vertex Pharmaceuticals HQ Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Easton Town Center Whole Loan have entered into an intercreditor agreement, dated as of September 6, 2016 and attached hereto as Exhibit 99.11, that sets forth the respective rights of each such noteholder with respect to the Easton Town Center Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu-AB Whole Loans—Easton Town Center Whole Loan.” The initial holders of the promissory notes evidencing the Simon Premium Outlets Whole Loan have entered into an intercreditor agreement, dated as of August 4, 2016 and attached hereto as Exhibit 99.12, that sets forth the respective rights of each such noteholder with respect to the Simon Premium Outlets Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The holders of the promissory notes evidencing The Shops at Crystals Whole Loan have entered into an intercreditor agreement, dated as of July 20, 2016 and attached hereto as Exhibit 99.13, that sets forth the respective rights of each such noteholder with respect to The Shops at Crystals Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu-AB Whole Loans—The Shops at Crystals Whole Loan.” The holders of the promissory notes evidencing the International Square Whole Loan have entered into an intercreditor agreement, dated as of August 17, 2016 and attached hereto as Exhibit 99.14, that sets forth the respective rights of each such noteholder with respect to the International Square Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu-AB Whole Loans—International Square Whole Loan.”

Each of Vertex Pharmaceuticals HQ Whole Loan and the Simon Premium Outlets Whole Loan will be serviced and administered under the pooling and servicing agreement for the WFCM 2016-BNK1 securitization transaction, dated as of August 1, 2016 (the “WFCM 2016-BNK1 PSA” attached hereto as Exhibit 4.2), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Vertex Pharmaceuticals HQ Mortgage Loan and the Simon Premium Outlets Mortgage Loan” in the Prospectus, the terms and conditions of the WFCM 2016-BNK1 PSA applicable to the servicing of the Vertex Pharmaceuticals HQ Whole Loan and the Simon Premium Outlets Whole Loan are similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

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The Easton Town Center Whole Loan will be serviced and administered under the trust and servicing agreement for the BBCMS 2016-ETC securitization transaction, dated as of August 1, 2016 (the “BBCMS 2016-ETC TSA” attached hereto as Exhibit 4.3), between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Easton Town Center Mortgage Loan” in the Prospectus, the terms and conditions of the BBCMS 2016-ETC TSA applicable to the servicing of the Easton Town Center Whole Loan are similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The Shops at Crystals Whole Loan will be serviced and administered under the trust and servicing agreement for the Shops at Crystals 2016-CSTL securitization transaction, dated as of July 20, 2016 (the “Shops at Crystals 2016-CSTL TSA” attached hereto as Exhibit 4.4), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of The Shops at Crystals Mortgage Loan” in the Prospectus, the terms and conditions of the Shops at Crystals 2016-CSTL TSA applicable to the servicing of The Shops at Crystals Whole Loan are similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The International Square Whole Loan will be serviced and administered under the trust and servicing agreement for the BAMLL 2016-ISQR securitization transaction, dated as of August 17, 2016 (the “BAMLL 2016-ISQR TSA” attached hereto as Exhibit 4.5), between Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the International Square Mortgage Loan” in the Prospectus, the terms and conditions of the BAMLL 2016-ISQR TSA applicable to the servicing of the International Square Whole Loan are similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:
1.1	Underwriting Agreement, dated as of September 26, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., Citigroup Global Markets Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of September 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator,

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certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of August 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.3	Trust and Servicing Agreement, dated as of August 1, 2016, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer and certificate administrator, AEGON USA Realty Advisors, LLC, as special servicer, and Wilmington Trust, National Association, as trustee.
4.4	Trust and Servicing Agreement, dated as of July 20, 2016, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee.
4.5	Trust and Servicing Agreement, dated as of August 17, 2016, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer and certificate administrator, AEGON USA Realty Advisors, LLC, as special servicer, and Wilmington Trust, National Association, as trustee.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 27, 2016, which such certification is dated September 27, 2016.
99.1	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.
99.4	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc. and CIBC Inc.
99.5	Agreement Between Note Holders, dated as of August 15, 2016, between Bank of America, N.A., as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder and Bank of America, N.A., as Initial Note A-3 Holder.
99.6	Agreement Between Note Holders, dated as of September 7, 2016, between Column Financial, Inc., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.7	Co-Lender Agreement, dated as of August 17, 2016, between Starwood Mortgage Funding III LLC, as Initial Note A-1 Holder and Starwood Mortgage Funding V LLC, as Initial Note A-2 Holder.

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99.8	Co-Lender Agreement, dated as of August 17, 2016, between Starwood Mortgage Funding V LLC, as Initial Note A-1 Holder and Starwood Mortgage Funding III LLC, as Initial Note A-2 Holder.
99.9	Co-Lender Agreement, dated as of September 7, 2016, between The Bank of New York Mellon, as Initial Note A-1 Holder, The Bank of New York Mellon, as Initial Note A-2 Holder and The Bank of New York Mellon, as Initial Note A-3 Holder.
99.10	Agreement Between Note Holders, dated as of July 15, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-6-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-6-2 Holder and Citigroup Global Markets Realty Corp., as Initial Note A-7 Holder.
99.11	Amended and Restated Co-Lender Agreement, dated as of September 6, 2016, by and among Wilmington Trust, National Association, solely in its capacity as Trustee in Trust for Holders of BBCMS 2016-ETC Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series, 2016-ETC, as Note A-1-A Holder, Note A-2-A Holder, Note B-1 Holder and Note B-2 Holder, Barclays Bank PLC, as Note A-1-B-1 Holder, Note A-1-B-2 Holder and Note A-1-B-3 Holder, and Morgan Stanley Bank, N.A., as Note A-2-B Holder.
99.12	Agreement Between Note Holders, dated as of August 4, 2016, between Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2 Holder and Bank of America, N.A., as Initial Note A-3 Holder.
99.13	Co-Lender Agreement, dated as of July 20, 2016, by and among, JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Bank of America, N.A., as Initial Note 2 Holder, and Wells Fargo Bank, National Association, as Initial Note 3 Holder.
99.14	Co-Lender Agreement, dated as of August 17, 2016, by and among, Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder, and Bank of America, N.A., as Initial Note B Holder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc. By: /s/ Jane H. Lam Name: Jane H. Lam Title: Vice President

Date: September 29, 2016

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of September 26, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., Citigroup Global Markets Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of September 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of August 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.3	Trust and Servicing Agreement, dated as of August 1, 2016, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer and certificate administrator, AEGON USA Realty Advisors, LLC, as special servicer, and Wilmington Trust, National Association, as trustee.
4.4	Trust and Servicing Agreement, dated as of July 20, 2016, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee.
4.5	Trust and Servicing Agreement, dated as of August 17, 2016, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer and certificate administrator, AEGON USA Realty Advisors, LLC, as special servicer, and Wilmington Trust, National Association, as trustee.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 27, 2016, which such certification is dated September 27, 2016.
99.1	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding

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III LLC and Starwood Mortgage Capital LLC.
99.4	Mortgage Loan Purchase Agreement, dated September 26, 2016, between Morgan Stanley Capital I Inc. and CIBC Inc.
99.5	Agreement Between Note Holders, dated as of August 15, 2016, between Bank of America, N.A., as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder and Bank of America, N.A., as Initial Note A-3 Holder.
99.6	Agreement Between Note Holders, dated as of September 7, 2016, between Column Financial, Inc., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.7	Co-Lender Agreement, dated as of August 17, 2016, between Starwood Mortgage Funding III LLC, as Initial Note A-1 Holder and Starwood Mortgage Funding V LLC, as Initial Note A-2 Holder.
99.8	Co-Lender Agreement, dated as of August 17, 2016, between Starwood Mortgage Funding V LLC, as Initial Note A-1 Holder and Starwood Mortgage Funding III LLC, as Initial Note A-2 Holder.
99.9	Co-Lender Agreement, dated as of September 7, 2016, between The Bank of New York Mellon, as Initial Note A-1 Holder, The Bank of New York Mellon, as Initial Note A-2 Holder and The Bank of New York Mellon, as Initial Note A-3 Holder.
99.10	Agreement Between Note Holders, dated as of July 15, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-6-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-6-2 Holder and Citigroup Global Markets Realty Corp., as Initial Note A-7 Holder.
99.11	Amended and Restated Co-Lender Agreement, dated as of September 6, 2016, by and among Wilmington Trust, National Association, solely in its capacity as Trustee in Trust for Holders of BBCMS 2016-ETC Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series, 2016-ETC, as Note A-1-A Holder, Note A-2-A Holder, Note B-1 Holder and Note B-2 Holder, Barclays Bank PLC, as Note A-1-B-1 Holder, Note A-1-B-2 Holder and Note A-1-B-3 Holder, and Morgan Stanley Bank, N.A., as Note A-2-B Holder.
99.12	Agreement Between Note Holders, dated as of August 4, 2016, between Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2 Holder and Bank of America, N.A., as Initial Note A-3 Holder.
99.13	Co-Lender Agreement, dated as of July 20, 2016, by and among, JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Bank of America, N.A., as Initial Note 2 Holder, and Wells Fargo Bank, National Association, as Initial Note 3 Holder.

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99.14	Co-Lender Agreement, dated as of August 17, 2016, by and among, Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder, and Bank of America, N.A., as Initial Note B Holder.

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